SUPPLEMENTAL FINANCIAL DATA Q2 2026

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. Beginning with this presentation, the Company has reclassified its CRE loan portfolio from a 'core' and 'non-core' framework to a 'performing' and 'non-performing' framework. For purposes of this presentation, 'performing' CRE loans are those that are less than 60 days past due on contractual payments, while 'non- performing' CRE loans include those 60 or more days past due on contractual payments. The prior classification identified assets targeted for disposition under the Company's balance sheet repositioning strategy. As that strategy nears completion, management believes a credit-quality-based classification more accurately reflects the ongoing risk and earnings profile of the portfolio. Prior period presentations using the prior framework are not directly comparable. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of June 30, 2026, unless otherwise noted.

3 Second Quarter 2026 Results ■ Net loss1 of $(0.63) per common share ■ Distributable losses2 of $(0.47) per common share ■ Distributable losses before realized losses3 of $(0.24) per common share ■ Declared dividend of $0.01 per common share Performance ■ Total loan portfolio of $4.6 billion ■ Total loan originations4 of $278.8 million including $155.9 million of LMM commercial real estate loans and $82.1 million of SBA 7(a) loans ■ Loan repayments of $288.2 million and sales of $212.2 million Loan Portfolio Capitalization ■ Book value per share of $6.83 ■ $124 million of unrestricted cash and $690 million of unencumbered assets ■ Total leverage of 3.0x and recourse leverage ratio5 of 1.7x Business Update ■ Retired the outstanding 6.20% Senior Unsecured Notes in April 2026 ■ Completed the securitization of $158.2 million unguaranteed SBA 7(a) loans and issued $145.2 million of bonds at SOFR + 2.4%

4 CRE Loan Portfolio Summary QTD INVESTMENT ROLL ($ in billions) COUNT6 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS7 WA RISK RATING GROSS YIELD CASH YIELD PERFORMING 128 1.71B 131M 1.55B —% 2.84 8.3% 6.3% NON-PERFORMING 44 994M 146M 846M 73.0% 4.65 2.1% 2.1% TOTAL 172 2.70B 277M 2.40B 25.7% 3.48 6.1% 4.8% SECURITIZED 716 639M 3M 636M 2.6% 1.41 4.9% 4.9% LOAN VINTAGE ($ in billions) 0.1 0.4 0.7 0.1 0.2 0.1 0.1 0.3 0.3 0.1 Performing Non-performing 2020 and prior 2021 2022 2023 2024 2025 $0.0 $0.2 $0.4 $0.6 $0.8 2.71 (0.34) 0.09 (0.06) 2.40 Beg CV Sales/ Paydowns Originations Allowance/ Other End CV $2.0 $2.1 $2.2 $2.3 $2.4 $2.5 $2.6 $2.7 $2.8 614 (40) (24) (42) 133 (10) 631 Beg 60+ Sales/Payoffs Foreclosure Reperforming/ Modified New 60+ Other End 60+ $400 $450 $500 $550 $600 $650 60+ DQ MIGRATION ($ in millions)

5 Performing CRE Loan Portfolio LOAN PRODUCT8 RISK RATINGCOLLATERAL MODIFICATION STATUS9 HISTORICAL LEVERED YIELD10 10.9% 11.0% 9.6% 7.0% 10.1% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 0% 2% 4% 6% 8% 10% 12% QUARTERLY PORTFOLIO CREDIT MIGRATION Bridge 70% Construction 23% Fixed rate 5% Other 2% Multi-family 81% Land 10% Industrial 5% Other 4% 1&2 38% 3 38% 4&5 24% Extensions 42% Modifications 31% Not Modified 27% Q1’26 CV (%) Q2’26 CV (%) CURRENT 90.0% 95.7% 30-59 10.0% 4.3% 60+ —% —% TOTAL 100.0% 100.0% ACCRUAL 81.6% 84.6% NON-ACCRUAL 18.4% 15.4% TOTAL 100.0% 100.0%

6 Non-Performing CRE Loan Portfolio MTM LTV DISTRIBUTION EXIT TIMELINE ($ in millions)QTD ROLL ($ in millions) TOP 10 NON-PERFORMING CRE LOAN POSITIONS $844 $(107) $128 $(19) $846 Beginning CV Exits New 60+ Write- downs Ending CV $600 $750 $900 21 loans 21 loans $315 $118 $43 $370 Q3'26 Q4'26 Q1'27 Q2'27 and beyond $— $100 $200 $300 $400 3 loans 3 loans ASSET # LOCATION COLLATERAL TYPE CARRY VALUE (in thousands) EXPECTED RESOLUTION COMMENTS Asset #1 TX Multi-family 154,644 Q3 2026 Matured 12/10/25 and in a forbearance period; portfolio 87% occupied. RC is discussing a note assumption while also weighing foreclosure to improve operations and stabilize before a sale. Asset #2 TX Multi-family 73,600 Q4 2027 Matured and past due since 5/10/26. RC and the borrower are negotiating a long-term modification: maturity extension, borrower contributing additional equity to purchase an in-the-money cap, and full cash management. Asset #3 GA Multi-family 72,725 Q4 2027 Matured and past due since 6/10/26; 50% occupied (40% economic). RC plans to foreclose, bring in new receiver, retain existing manager and increase occupancy (will take 18 months), reduce delinquencies, and sell in late 2027 when Austell/Marietta market is expected to be better. Asset #4 TX Multi-family 53,981 Q3 2026 Past due; matures 1/10/27. Final DPO executed at $56.0 million with $6.5 million paid down via deposits. Close expected on 8/20/26. Asset #5 GA Multi-family 34,200 Q4 2027 Past due; matures 10/10/26. 77% occupied, with significant collection issues. A $50K RC-funded light renovation of 10 units has improved leasing momentum. Plan is to foreclose, bring in new management, continue renovations to lift occupancy to market, then sell once stabilized. Asset #6 TX Multi-family 33,609 Q4 2026 Past due; matures 3/10/27. 86.4% occupied as of Q1 26. Borrower is marketing the asset for sale. RC is reviewing pricing to provide feedback to the Sponsor. Asset #7 MN Multi-family 30,200 Q4 2026 Past due; matures 9/10/26. 80% occupied as of Q1 26. The borrower paused renovations at 53% of planned capex given weak rent growth in the submarket. RC is working with the Borrower to market the portfolio for sale, with offers due in early August. Asset #8 AZ Multi-family 30,000 Q4 2027 Matured and past due since 6/10/26; 82% occupied. Overbuilding in the market has stalled rent growth and cash flow does not cover DS. A receiver was installed in June 2026 and is funding unit turns; RC expects to foreclose later this year and remarket for sale in mid-2027. Asset #9 CA Multi-family 29,737 Q1 2027 Matured and past due since February 2025; 80% occupied. Cash flow covers neither DS nor unit turns. RC plans to address deferred maintenance, increase occupancy to 90%, and market the property for sale with the borrower in Q1 2027. Asset #10 TX Multi-family 25,207 Q4 2028 Past due; matures 10/10/26. Receiver has been put in place. RC is working with the sponsor on loan modification as the receiver works to stabilize the asset and carry on with business plan of turning units. $48 $207 $203 $35 $353 <60% 60%-70% 70%-80% 80%-90% 90%-100% $— $100 $200 $300 $400

7 Real Estate Owned Exposure # OF ASSETS CARRY VALUE PORTLAND MIXED USE 1 $391M OPERATE TO SELL 5 $102M SELL 15 $87M UNDER CONTRACT 3 $8M TOTAL 24 $588M Mixed use $413 Multi-family $81 Land $55 Other $39 Collateral Oregon $414 Texas $77 California $42 Other $55 Geography 625,503 25,062 (59,898) (2,529) 588,138 Beginning Balance REO acquired via foreclosure/ capitalized costs Liquidations Depreciation/ Impairment Ending Balance 500,000 550,000 600,000 650,000 700,000 QUARTERLY REO MIGRATION (in thousands)REO DETAILS11

RITZ-CARLTON RESIDENCES • 132 Ritz-Carlton branded condominium residences • Located on floors 21 – 35 • Avg. Unit SF: 1,639 • Amenities: • Balcony or terrace • Dedicated lobby • Hotel amenity access • Private rooftop terrace (8th floor) Key Metrics (Sales to Date)12 • # of units sold: 50 • % of units sold: 38% • Avg SF/unit sold: 1,517 • Avg Sale Price: $1.240M • Avg Sale Price/SF: $817 8 Portland OR, Mixed-Use • The four-phase condo sellout strategy is ongoing, whereby unit pricing will increase in subsequent phases. Thirty- eight units have been sold YTD ($746 WA PPSF). • Phase 1 consisting of twenty-four condos fully sold out in May 2026. Phase 2 consisting of thirty-two units launched in February 2026. Fourteen Phase 2 units have sold (44% of Phase 2), and four units have executed Purchase Agreements. • Hotel revenue performance has improved year-over-year, with total June 2026 TTM RevPAR up 14% to $403, driven by a 10% increase in occupancy to 52% and 20% increase in Room RevPAR to $244 compared to June 2025 TTM. • Marriott’s targeted room rate reduction strategy implemented in Q4 2025 continues to yield RevPAR improvement, with April, May and June 2026 Room RevPAR up 41%, 55%, and 47%, respectively, compared to the same period last year. QUARTERLY UPDATES RITZ-CARLTON HOTEL OFFICE/RETAIL • 251 rooms (floors 8 – 20) • Amenities: • Lobby lounge • Bellpine restaurant and bar; Meadowrue restaurant • Ritz-Carlton Club • Meeting & Event space (12,222 sf) • Business center • Fitness center, full-service spa and swimming pool • Class A office: 158,577 sf (floors 3– 7) • Office Tenants: • Davis Wright Tremaine LLP • Fisher & Phillips • Banneker Partners • Retail: 10,638 sf (floors 1– 2) • Retail Tenants: • The Flock (food hall) • Mahler Jewelers Key Metrics (6/30/2026 TTM) • Occupancy: 52% • ADR: $468 • Room RevPAR: $244 • Total RevPAR: $403 Key Metrics (6/30/2026 Rent Roll) • Total Occupancy: 28% • Office Occupancy: 23% • WA Office Rent/SF: $38 NNN • Office WAULT: 9 yrs. • Retail Occupancy: 100% • WA Retail Rent/SF: $46 NNN • Retail WAULT: 11 yrs.

9 Small Business Lending Portfolio Review* QTD SALES BY PROGRAM PROGRAM COUNT13 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS7 WA RISK RATING GROSS YIELD CASH YIELD LARGE 1,823 1.44B 25M 1.40B 3.2% 1.81 7.8% 7.4% SMALL/MICRO 5,909 139M 16M 120M 3.4% 1.36 10.2% 8.5% USDA 29 39M 1M 36M —% 2.58 9.5% 8.8% WORKING CAPITAL** 153 15M — 1M 35.6% 2.86 8.1% 8.1% TOTAL 7,914 1.63B 42M 1.56B 3.2% 1.79 8.1% 7.5% COLLATERAL Hotel 20% Eating Place 9% Retail 27% Doctors 6% Other 38% PROGRAM SALES PROCEEDS % PREMIUM LARGE $61M $67M 9.7% SMALL/MICRO $25M $27M 11.1% USDA $4M $5M 14.7% WORKING CAPITAL $41M $41M 1.2% *Includes assets offset by guaranteed loan financing liabilities of $950 million. **Purchased as part of the Funding Circle acquisition. 57% 60+ days delinquent at the time of purchase.

$89.4 $171.7 $58.0 $173.4 $81.2 $145.4 $115.9 $155.9 $216.1 $173.5 $84.4 $110.0 $82.1 $96.5 $67.3 $18.4 $28.5 $46.1 $41.9 $37.0 $38.2 $40.8 Bridge Bridge Off- Balance Sheet Construction Freddie Mac SBA USDA Working Capital Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 0 200 400 600 10 Quarterly Investment Activity $278.8 $421.9M $374.6M $464.3 $532.2M 4

11 Earnings Profile14 Gain on sale, net of variable costs: SBA 7(a): $4M USDA: $1M Business Loans: $2M LMM Loans: $3M Balance (in thousands) Annualized ROE Contribution Recurring Revenue: Net interest loss $ (2,988) (1.0)% Gain on sale, net of variable costs 10,436 3.5% Other recurring revenue 7,867 2.6% Total recurring revenue $ 15,315 5.1% Operating Expenses: Compensation & benefits (22,905) (7.7)% Fixed operating costs (20,603) (6.9)% Servicing expenses (3,380) (1.1)% Portland mixed-use asset (4,863) (1.6)% Investment advisory fees (3,765) (1.3)% Tax 6,859 2.3% Total operating costs and tax $ (48,657) (16.3)% Net loss from normal operations, net of tax $ (33,342) (11.2)% Other Items included in Earnings: Realized losses $ (27,930) (9.4)% Charge off of specific loan loss reserve (13,304) (4.5)% CECL & valuation allowances (6,756) (2.3)% Mark-to-market (11,813) (4.0)% Non-cash compensation (2,484) (0.8)% Transaction costs (512) (0.2)% Other income (expenses) (9,964) (3.4)% Tax 6,422 2.2% Dividends on preferred stock (1,999) (0.7)% Total other items included in earnings $ (68,340) (23.0)% Net loss including dividends on preferred stock $ (101,682) (34.1)% Servicing Income: $5M Income from Unconsolidated JV's: $1M Other Income: $2M R&D Reserve: $(2)M Ritz Depreciation: $(2)M MSR Impairment: $(3)M Other Nonrecurring loss: $(3)M Professional Fees: $(7)M Technology Expense: $(4)M Depreciation and amortization: $(2)M Rent and property tax exp: $(1)M Other operating expenses: $(7)M Net operating income (loss): $(3)M Interest expense: $(2)M

12 Operating Segment Contribution15 LMM CRE TOTAL OPERATING EXPENSES EQUITY ALLOCATION16 EPS CONTRIBUTION RECURRING REVENUE DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES17 ON ALLOCATED EQUITY DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES17 CORPORATE & OTHER SMALL BUSINESS LENDING PERFORMING NON-PERFORMING & REO $2.9B / 53% $1.4B / 25% $0.8B / 14% $0.4B / 8% $5.5B / 100% 43% 42% 15% N/A 100% $(0.02) $(0.29) $(0.09) $(0.23) $(0.63) $0.05 $(0.05) $(0.03) $(0.21) $(0.24) 2.9% (3.0)% (1.5)% (10.8)% (12.4)% 3.8% (4.0)% (5.8)% N/A (12.4)% $16.3M $(1.2)M $24.1M $(23.9)M $15.3M $(7.6)M $(5.4)M $(23.5)M $(12.2)M $(48.7)M AVERAGE TOTAL ASSETS ($ / %) DISTRIBUTABLE EPS BEFORE REALIZED LOSSES3

13 Book Value per Share $7.43 $(0.12) $(0.23) $(0.28) $0.03 $6.83 Q1'26 GAAP BVPS CECL and Valuation Allowance Losses from loan sales Losses from operations Other Q2'26 GAAP BVPS $6.00 $6.50 $7.00 $7.50

14 Capitalization Debt Balance ($ in millions) Leverage Ratio Securitized Debt Obligations $639 0.5x Non-Recourse Secured Borrowings $970 0.8x Recourse Secured Borrowings $906 0.7x Corporate Debt $1,194 1.0x UNENCUMBERED ASSET POOL 18% 34% 15% 9% 24% Unrestricted cash Loans Servicing rights REO Other Assets HIGHLIGHTS • 1.5x unencumbered assets to unsecured debt • $1.9 billion in available warehouse borrowing capacity across 10 counterparties • Limited usage of securities repo financing at 2.9% of total debt • Full mark-to-market liabilities and credit mark-to-market liabilities represent 41% of total debt $0.7B UNENCUMBERED ASSET POOL

APPENDIX Additional Financial Information

Financial Snapshot *($ in thousands, except share data)*

READY CAPITAL.

Investment Type	Average Carrying Value[18]	Gross Yield [19]	Average Debt Balance	Debt Cost [20]	Levered Yield
LMM CRE	$ 3,566,527	6.3 %	$ 2,300,401	7.2 %	4.9 %
SBL	$ 682,907	19.2 %	$ 385,300	18.1 %	20.6 %
Total	**$ 4,249,434**	**8.4 %**	**$ 2,685,701**	**8.7 %**	**7.9 %**

Book Equity Value Metrics	
Common Stockholders' equity	$ 1,127,828
Total Common Shares outstanding	165,209,516
Net Book Value per Common Share	$6.83

Loan Portfolio Metrics	
% Fixed vs Floating Rate	19% / 81%
% Originated vs Acquired	93% / 7%
Weighted Average LTV - LMM CRE [21]	82%
Weighted Average LTV - SBL [21]	98%

Q2 2026 Earnings Data Metrics	
Net loss | Distributable loss before realized losses | Distributable loss	$(99,683) | $(35,125) | $(73,618)
EPS - Basic and diluted	$(0.63) | $(0.63)
Distributable EPS - Basic and diluted	$(0.47) | $(0.47)
Distributable EPS before realized losses - Basic and diluted	$(0.24) | $(0.24)
ROE per Common Share	(34.1)%
Distributable ROE per Common Share	(25.4)%
Distributable ROE before realized losses per Common Share	(12.4)%
Dividend Yield [22]	2.3 %

Servicing Portfolio Metrics	
SBA - UPB	$ 1,886,796
SBA - carrying value	$ 38,817
Multi-family - UPB	$ 6,166,547
Multi-family - carrying value	$ 59,027
USDA - UPB	$ 601,222
USDA - carrying value	$ 16,993
Small business loans - UPB	$ 385,059
Small business loans - carrying value	$ 2,626

16

Balance Sheet by Quarter

READY CAPITAL.

(in thousands)		6/30/2025		9/30/2025		12/31/2025		3/31/2026		6/30/2026
Assets										
Cash and cash equivalents	$	162,935	$	147,505	$	207,841	$	200,430	$	124,149
Restricted cash		56,769		44,491		39,746		38,906		50,182
Loans, net		5,066,694		4,360,501		3,500,298		3,350,560		3,409,500
Loans, held for sale		632,784		163,792		585,820		360,228		278,214
Mortgage-backed securities		32,310		33,105		34,501		31,649		31,587
Investment in unconsolidated joint ventures		169,369		178,840		161,424		167,251		165,658
Derivative instruments		5,754		5,295		6,740		4,104		3,096
Servicing rights		124,283		126,966		126,279		123,687		117,463
Real estate owned		199,790		632,985		620,225		610,215		572,850
Other assets		462,711		472,516		508,238		466,383		466,161
Assets of consolidated VIEs		2,395,398		2,166,105		1,978,684		960,875		1,045,056
Total Assets	**$**	**9,308,797**	**$**	**8,332,101**	**$**	**7,769,796**	**$**	**6,314,288**	**$**	**6,263,916**
Liabilities										
Secured borrowings		3,506,670		2,879,172		2,788,926		2,321,443		1,876,713
Securitized debt obligations of consolidated VIEs, net		1,513,297		1,293,778		1,174,785		526,535		638,942
Senior secured notes and Corporate debt, net		1,387,029		1,387,775		1,375,216		1,260,679		1,194,287
Guaranteed loan financing		629,380		565,883		524,091		501,736		950,103
Contingent consideration		17,189		18,385		18,698		20,441		22,265
Derivative instruments		1,986		1,627		1,432		948		60
Dividends payable		22,917		22,602		3,633		3,685		3,665
Loan participations sold		101,863		102,987		56,616		56,616		56,616
Due to third parties		9,791		9,927		3,135		12,304		5,408
Accounts payable and other accrued liabilities		184,652		166,406		171,636		161,201		165,620
Total Liabilities	**$**	**7,374,774**	**$**	**6,448,542**	**$**	**6,118,168**	**$**	**4,865,588**	**$**	**4,913,679**
Preferred stock Series C		8,361		8,361		8,361		8,361		8,361
Stockholders' Equity										
Preferred stock		111,378		111,378		111,378		111,378		111,378
Common stock		17		17		17		17		17
Additional paid-in capital		2,267,540		2,257,078		2,264,355		2,265,534		2,267,394
Retained deficit		(528,524)		(569,709)		(807,522)		(1,012,927)		(1,118,135)
Accumulated other comprehensive loss		(23,293)		(24,096)		(24,196)		(24,476)		(21,448)
Total Ready Capital Corporation equity		1,827,118		1,774,668		1,544,032		1,339,526		1,239,206
Non-controlling interests		98,544		100,530		99,235		100,813		102,670
Total Stockholders' Equity	**$**	**1,925,662**	**$**	**1,875,198**	**$**	**1,643,267**	**$**	**1,440,339**	**$**	**1,341,876**
Total Liabilities, Redeemable Preferred Stock, and Stockholders' Equity	**$**	**9,308,797**	**$**	**8,332,101**	**$**	**7,769,796**	**$**	**6,314,288**	**$**	**6,263,916**
Book Value per Share	**$**	**10.44**	**$**	**10.28**	**$**	**8.79**	**$**	**7.43**	**$**	**6.83**

17

Statement of Operations by Quarter

READY CAPITAL.

(In thousands, except share data)	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Interest income	$ 152,735	$ 137,491	$ 123,973	$ 81,730	$ 77,401
Interest expense	(135,837)	(126,971)	(110,851)	(96,834)	(82,853)
Net interest income before provision for loan losses	**$ 16,898**	**$ 10,520**	**$ 13,122**	**$ (15,104)**	**$ (5,452)**
Provision for loan losses	(8,640)	(37,977)	(149,989)	(70,907)	(21,554)
Net interest income after provision for loan losses	**$ 8,258**	**$ (27,457)**	**$ (136,867)**	**$ (86,011)**	**$ (27,006)**
Non-interest income					
Net realized gain (loss) on financial instruments and real estate owned	18,214	(160,396)	(10,599)	(60,085)	(22,221)
Net unrealized gain (loss) on financial instruments	(1,614)	2,914	(12,703)	(6,920)	(4,173)
Valuation (allowance) recovery, loans held for sale	(39,746)	178,225	(23,318)	(6,557)	2,447
Servicing income, net of amortization and impairment	(304)	7,509	5,042	5,421	72
Income (loss) on unconsolidated joint ventures	(144)	7,417	1,271	2,059	1,276
Gain (loss) on bargain purchase	(14,381)	24,472	(3,013)	—	—
Other income	11,304	14,773	16,049	18,065	14,214
Total non-interest income (expense)	**$ (26,671)**	**$ 74,914**	**$ (27,271)**	**$ (48,017)**	**$ (8,385)**
Non-interest expense					
Employee compensation and benefits	(23,159)	(21,151)	(23,923)	(23,848)	(24,590)
Allocated employee compensation and benefits from related party	(3,600)	(3,602)	(4,350)	(3,600)	(3,376)
Professional fees	(6,368)	(6,008)	(12,973)	(6,655)	(7,671)
Management fees – related party	(5,072)	(5,156)	(4,543)	(4,076)	(3,765)
Loan servicing expense	(11,038)	(9,771)	(4,605)	(15,674)	(3,439)
Transaction related expenses	(639)	(1,910)	(807)	(335)	(512)
Impairment on real estate	(4,268)	(1,862)	(15,027)	469	(952)
Other operating expenses	(16,133)	(24,879)	(33,821)	(29,014)	(33,268)
Total non-interest expense	**$ (70,277)**	**$ (74,339)**	**$ (100,049)**	**$ (82,733)**	**$ (77,573)**
Income (loss) from continuing operations before income tax benefit	$ (88,690)	$ (26,882)	$ (264,187)	$ (216,761)	$ (112,964)
Income tax benefit	39,939	9,935	31,622	16,674	13,281
Net income (loss) from continuing operations	**$ (48,751)**	**$ (16,947)**	**$ (232,565)**	**$ (200,087)**	**$ (99,683)**
Discontinued operations					
Income (loss) from discontinued operations before benefit (provision) for income taxes	$ (6,567)	$ 280	$ (63)	$ —	—
Income tax benefit (provision)	1,641	(70)	16	—	—
Net income (loss) from discontinued operations	**$ (4,926)**	**$ 210**	**$ (47)**	**$ —**	**—**
Net income (loss)	**$ (53,677)**	**$ (16,737)**	**$ (232,612)**	**$ (200,087)**	**$ (99,683)**
Less: Dividends on preferred stock	1,999	1,999	1,999	1,999	1,999
Less: Net income attributable to non-controlling interest	1,814	2,008	1,572	1,642	1,848
Net income (loss) attributable to Ready Capital Corporation	**$ (57,490)**	**$ (20,744)**	**$ (236,183)**	**$ (203,728)**	**$ (103,530)**
Earnings per common share from continuing operations - basic	**$ (0.31)**	**$ (0.13)**	**$ (1.46)**	**$ (1.25)**	**$ (0.63)**
Earnings per common share from discontinued operations - basic	**$ (0.03)**	**$ 0.00**	**$ 0.00**	**$ 0.00**	**$ 0.00**
Earnings per common share from continuing operations - diluted	**$ (0.31)**	**$ (0.13)**	**$ (1.46)**	**$ (1.25)**	**$ (0.63)**
Earnings per common share from discontinued operations - diluted	**$ (0.03)**	**$ 0.00**	**$ 0.00**	**$ 0.00**	**$ 0.00**
Weighted-average shares outstanding - Basic	167,749,917	163,574,703	161,734,869	163,674,011	165,101,861
Weighted-average shares outstanding - Diluted	170,673,088	165,873,807	164,450,230	167,650,149	172,781,180
Dividends declared per share of common stock	**$ 0.125**	**$ 0.125**	**$ 0.01**	**$ 0.01**	**$ 0.01**

18

Distributable Earnings Reconciliation by Quarter

READY CAPITAL.

(In thousands, except share data)		Q2 2025		Q3 2025		Q4 2025		Q1 2026		Q2 2026
Net Income (loss)	$	**(53,677)**	$	**(16,737)**	$	**(232,612)**	$	**(200,087)**	$	**(99,683)**
Reconciling items:										
Unrealized (gain) loss on joint ventures		1,019		(4,336)		523		(1,137)		3,037
Increase in CECL reserve		487		32,844		113,974		26,673		8,250
Increase (decrease) in valuation allowance		39,746		(178,225)		23,318		6,557		(2,447)
Non-recurring REO impairment		4,418		1,862		15,027		(469)		952
Non-cash compensation		1,634		1,591		797		1,629		2,484
Unrealized (gain) loss on preferred equity, at fair value		4,227		(1,949)		10,645		7,236		10,065
Merger transaction costs and other non-recurring expenses		3,661		2,220		3,102		654		2,339
(Gain) loss on bargain purchase		14,381		(24,472)		3,013		—		—
Depreciation and amortization on real estate owned		—		1,100		1,712		1,576		1,575
Realized losses on sale of investments		8,896		188,512		64,987		119,520		41,234
Total reconciling items	$	78,469	$	19,147	$	237,098	$	162,239	$	67,489
Income tax adjustments		(37,496)		(4,580)		(14,556)		(11,360)		(2,931)
Distributable earnings (loss) before realized losses	$	**(12,704)**	$	**(2,170)**	$	**(10,070)**	$	**(49,208)**	$	**(35,125)**
Realized losses on sale of investments, net of tax		(7,088)		(147,422)		(55,209)		(110,626)		(38,493)
Distributable earnings (loss)	$	**(19,792)**	$	**(149,592)**	$	**(65,279)**	$	**(159,834)**	$	**(73,618)**
Less: Distributable earnings attributable to non-controlling interests		1,990		1,473		1,926		1,725		1,904
Less: Income attributable to participating shares		215		211		16		60		56
Less: Dividends on preferred stock		1,999		1,999		1,999		1,999		1,999
Distributable loss attributable to common stockholders	$	**(23,996)**	$	**(153,275)**	$	**(69,220)**	$	**(163,618)**	$	**(77,577)**
Distributable earnings (loss) before realized losses on investments, net of tax per common share - basic	$	**(0.10)**	$	**(0.04)**	$	**(0.09)**	$	**(0.33)**	$	**(0.24)**
Distributable loss per common share - basic	$	**(0.14)**	$	**(0.94)**	$	**(0.43)**	$	**(1.00)**	$	**(0.47)**
Weighted average common shares outstanding		**167,749,917**		**163,574,703**		**161,734,869**		**163,674,011**		**165,101,861**

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs from discontinued operations
iv) any unrealized change in current expected credit loss reserve and valuation allowances
v) any unrealized gains or losses on de-designated cash flow hedges
vi) any unrealized gains or losses on foreign exchange hedges
vii) any unrealized gains or losses on certain unconsolidated joint ventures
viii) any non-cash compensation expense related to stock-based incentive plan
ix) any unrealized gains or losses on preferred equity, at fair value
x) any unrealized gain or losses or other non-cash items related to real estate owned
xi) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

19

20 Earnings Profile Mapping to Statement of Operations Each Earnings Profile line comprises the following captions from the GAAP statement of operations: Recurring Revenue Operating Expenses Other Items Included in Earnings ■ Net interest loss $77.4M of Interest income and ($80.4)M of Interest expense ■ Gain on sale, net of variable costs $12.0M of Net realized gain (loss) on financial instruments and REO, ($1.9)M of Net unrealized gain (loss) on financial instruments, $2.3M of Other income, and ($2.0)M of Employee compensation and benefits. ■ Other recurring revenue $0.4M of net realized gain on financial instruments and REO, $5.2M of Servicing income (net), $1.3M of Income on unconsolidated joint ventures, and $1.0M of Other income. ■ Compensation and benefits ($19.2)M of Employee compensation and benefits, ($3.4)M of Allocated employee compensation and benefits - related party, and ($0.3)M of Other operating expenses. ■ Fixed operating costs $3.3M of Other income, ($7.4)M of Professional fees, and ($16.5)M of Other operating expenses. ■ Servicing expenses ($3.4)M of Loan servicing expense. ■ Portland mixed-use asset ($2.5)M of Interest expense, $12.8M of Other income, ($0.3)M of Professional fees, and ($14.9)M of Other operating expenses. ■ Investment advisory fees ($3.8)M of Management fees - related party. ■ Tax $6.9M of Income tax benefit. ■ Realized losses ($25.1)M of Net realized gain (loss) on financial instruments and REO and ($2.8)M of Other income. ■ Charge-off of specific loan loss reserve ($13.3)M of Provision for loan losses. ■ CECL & valuation allowances ($8.3)M of Provision for loan losses, $2.4M of Valuation (allowance) recovery on loans held for sale, and ($1.0)M of Impairment on real estate. ■ Mark-to-market ($9.5)M of Net realized gain (loss) on financial instruments and REO and ($2.3)M of Net unrealized gain (loss) on financial instruments. ■ Non-cash compensation ($2.5)M of Employee compensation and benefits. ■ Transaction costs ($0.5)M of Transaction related expenses. ■ Other income (expenses) ($5.1)M of Servicing income (net), ($2.3)M of Other income, ($1.3)M of Employee compensation and benefits, and ($1.3)M of Other operating expenses. ■ Tax $6.4M of Income tax benefit. ■ Dividends on preferred stock ($2.0)M of Dividends on preferred stock.

21 Loan Portfolio – Risk Rating Criteria BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

22 Footnotes 1 . Before income attributable to participating shares of $2.1 million and non-controlling interest of $1.8 million 2 . Before income attributable to participating shares of $2.1 million and non-controlling interest of $1.9 million. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3 . Before income attributable to participating shares of $2.1 million, non-controlling interest of $2.0 million and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4 . Represents fully committed amounts 5 . Recourse leverage ratio excludes $1.0 billion of secured borrowings that are non-recourse to the Company 6 . Excludes joint venture investments and preferred equity investments 7 . Calculated based on carrying value 8 . Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 9 . Represents loans that are under modifications and carried on the consolidated balance sheet as of the period end. 10 . Levered yield reflects the CRE core portfolio through Q1 2026 and performing CRE loans thereafter. Prior periods have not been recast and are not directly comparable. 11 . Strategy as of July 30, 2026 12 . As of August 3, 2026 13 . Includes the loans which are offset by $950M of guaranteed loan financings 14 Refer to the “Earnings Profile Mapping to Statement of Operations” slide for a description of the relevant income statement line items. 15 . Respective balances are based on quarterly averages 16 . Corporate debt is allocated for purposes of determining equity allocation 17 . Distributable return on equity from continuing operations before realized losses is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 18 . Average carrying value includes average quarterly carrying value of loan and servicing asset balances. 19 . Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 20 . The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization on an annualized basis. 21 . Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process. 22 . Q2 dividend yield for the period is based on the 6/30/2026 closing share price of $1.75